                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 8, 2005


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


              MICHIGAN                    0-452                 38-1093240
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     (State or other jurisdiction      (Commission             (IRS Employer
            of incorporation)          File Number)         Identification No.)


         100 EAST PATTERSON STREET
             TECUMSEH, MICHIGAN                                        49286
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  (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13E-4(C))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The registrant's press release dated August 8, 2005, regarding its first quarter 2005 consolidated results is attached hereto as Exhibit 99.1.

ITEM 7.01  REGULATION FD DISCLOSURE

         The registrant hosted its second quarter 2005 earnings conference call and webcast on Thursday, August 8, 2005 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its Second Quarter 2005 Investor Presentation, which contains a summary of registrant's financial results for the quarter ending June 30, 2005, as well as certain other financial and operating information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Second Quarter 2005 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least August 28, 2005.
Exhibit 99.2 is incorporated by reference under this Item 7.01.

Note: The information in this report (including Exhibit 99.2) is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 7.01 of Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECUMSEH PRODUCTS COMPANY


Date:  August 8, 2005                  By      /s/ James S. Nicholson
                                             -----------------------------------
                                             James S. Nicholson
                                             Vice President, Treasurer and Chief
                                                Financial Officer

                                  EXHIBIT INDEX


        Exhibit No.                    Description
        -----------                    -----------

            99.1           Press release dated August 8, 2005

            99.2           Second Quarter 2005 Investor Presentation